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Exhibit 24

                                POWER OF ATTORNEY
                               Unisys Corporation
                           Annual Report on Form 10-K
                      for the year ended December 31, 2002

           KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby make, constitute and appoint LAWRENCE A. WEINBACH, JANET BRUTSCHEA HAUGEN AND NANCY STRAUS SUNDHEIM, and each one of them severally, his true and lawful attorneys-in-fact and agents, for such person and in such person's name, place and stead, to sign the Unisys Corporation Annual Report on Form 10-K for the year ended December 31, 2002, and any and all amendments thereto and to file such Annual Report on Form 10-K and any and all amendments thereto with the Securities and Exchange Commission, and does hereby grant unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as said person might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Dated:  February 18, 2003



/s/ J. P. Bolduc                                /s/ Melvin R. Goodes
----------------------                          ------------------------
J. P. Bolduc                                        Melvin R. Goodes
Director                                            Director


/s/ James J. Duderstadt                         /s/ Edwin A. Huston
-----------------------                         ------------------------
James J. Duderstadt                                 Edwin A. Huston
Director                                            Director


/s/ Henry C. Duques                             /s/ Kenneth A. Macke
-----------------------                         -------------------------
Henry C. Duques                                     Kenneth A. Macke
Director                                            Director


/s/ Denise K. Fletcher                          /s/ Theodore E. Martin
----------------------                          -------------------------
Denise K. Fletcher                                  Theodore E. Martin
Director                                            Director


/s/ Gail D. Fosler                              /s/ Lawrence A. Weinbach
-----------------------                         -------------------------
Gail D. Fosler                                      Lawrence A. Weinbach
Director                                            Chairman of the Board,
                                                    President and Chief
                                                    Executive Officer;
                                                    Director